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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   March 21, 2000
                                                  -------------------

                           Casinovations Incorporated
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)


              000-25855                                 91-1696010
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      (Commission File Number)                (IRS Employee Identification No.)


6830 Spencer Street, Las Vegas, Nevada                              89119
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code        (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

         On March 21, 2000, and subject to shareholder approval, the Board of Directors of Casinovations Incorporated (the "Company") unanimously approved a change in the Company's name to CVI Technology, Inc. to reflect the expansion of the Company's business to industries outside the gaming industry. In connection with the corporate name change, the Company will form two wholly-owned subsidiaries. A 14(c) information statement will be prepared and mailed to all shareholders of record upon clearance from the United States Securities and Exchange Commission.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired.

                  Not Applicable.

          (b)  Pro Forma Financial Information.

                  Not Applicable.

          (c)  Exhibits.

                  Not Applicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CASINOVATIONS  INCORPORATED
                                                 (Registrant)



Date:  March 23, 2000               By: /s/ Stacie L Brown, Attorney-In-Fact For
                                        ----------------------------------------
                                        Steven J. Blad
                                        President and Chief Executive Officer